                                                                    EXHIBIT 99.1

[ESS LETTERHEAD]                                                            NEWS


FOR IMMEDIATE RELEASE

Contact Information:
ESS Technology, Inc.                               Rebecca Mack
Investor Relations                                 Bergman Mack & Associates
(510) 492-1161                                     (949) 981-4496
                                                   rebecca.mack@cox.net



                             ESS TECHNOLOGY REPORTS
                     FOURTH QUARTER AND FISCAL 2004 RESULTS

     FREMONT, CALIF., FEBRUARY 2, 2005 -- ESS Technology (Nasdaq: ESST) today reported net revenues of $257.3 million for the year ended December 31, 2004, an increase of 32% over fiscal year 2003 revenues of $195.3 million. GAAP net loss for the year was $35.6 million or ($0.90) per diluted share.

     Net revenues for the fourth quarter of 2004 were $43.1 million compared to $82.9 million for the same period last year and compared to $60.6 million in the third quarter of 2004. GAAP net loss for the fourth quarter of 2004 was $20.9 million, or ($0.53) per diluted share, compared to fourth quarter of 2003 GAAP net income of $8.8 million, or $0.21 per diluted share. For the third quarter of 2004, GAAP net loss was $21.2 million, or ($0.54) per diluted share.

     Non-GAAP net loss for the fourth quarter of 2004 was $19.7 million, or ($0.50) per diluted share, compared to fourth quarter 2003 non-GAAP net income of $9.5 million, or $0.23 per diluted share. For the third quarter of 2004, non-GAAP net loss was $20.1 million or ($0.51) per diluted share. Non-GAAP net income (loss) excludes the effects of amortization of intangible assets, write-down of investments, in-process research and development, and their related tax effects.

     Robert Blair, president and CEO of ESS Technology, commented, "Demand for digital media products continued to be slower in the fourth quarter of 2004 than expected. As we have taken a cautious outlook on the first half of 2005, we booked additional E&O (Excess and Obsolete) reserves of $5.3 million and additional LCM (Lower-of-Cost-or-Market) inventory reserves of $7.1 million in the fourth quarter."

     "Despite disappointing demand in the second half of 2004, we have continued to invest in new products for the future. Specifically, we invested in new cameraphone products and targeted DVD and recordable products. While we expect the first half of 2005 to be slow, we are targeting good growth in the second half of the year as our new products, especially our cameraphone products, ramp up. I will discuss these new products in more detail on today's conference call." Mr. Blair concluded.

FIRST QUARTER 2005 GUIDANCE

     The forward-looking statements in this press release are based on current expectations. Any expectations based on these forward-looking statements are subject to risks and uncertainties, and actual results may differ materially. Continuing uncertainty in global economic conditions makes it particularly difficult to predict product demand and other related matters. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

     For the March quarter, we are projecting revenues of $33 - $38 million, with non-GAAP gross margins in the 25% - 27% range. We expect R&D expenses of 26% - 30% of revenue and SG&A expenses of 24% - 28% of revenue. Overall, we expect GAAP net loss per diluted share of ($0.26) - ($0.31) and non-GAAP net loss per diluted share of ($0.23) - ($0.28). Non-GAAP loss excludes the effects of amortization of intangible assets, write down of investments, in-process research and development, and related tax effects.

EARNINGS CONFERENCE CALL

     As previously announced, ESS Technology, Inc. has scheduled a conference call beginning 2:00 p.m. PDT / 5:00 p.m. EDT, February 2, 2005, to discuss its fourth quarter 2004 results. Investors are invited to listen to a live webcast of the conference call at http://www.esstech.com or http://www.prnewswire.com/ (Search: ESST). A replay of the webcast will also be available at http://www.esstech.com/ and http://www.prnewswire.com/ or


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
by telephone at (800) 642-1687 (U.S./Canada) / (706) 645-9291 (International),
Reservation #3720797, beginning at 6:00 p.m. PDT / 9:00 p.m. EDT, February 2, 2005.

ABOUT ESS TECHNOLOGY

     ESS Technology, Inc. is a leading supplier of high-performance feature-rich chips, applications and solutions for digital entertainment and digital imaging markets. ESS provides advanced products that enable the emergence of digital home systems that deliver and manage entertainment and information in the home.

     ESS, headquartered in Fremont, California, has R&D, sales, and technical support offices worldwide. ESS Technology's common stock is traded on the Nasdaq National Market under the symbol "ESST". ESS Technology's web site address is: http://www.esstech.com.


(ATTACHMENTS:  Consolidated Summary Financial Statements)

     THE MATTERS DISCUSSED IN THIS NEWS RELEASE INCLUDE CERTAIN FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES, INCLUDING, BUT NOT LIMITED TO, THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING, THE POSSIBLE REDUCTION OF CONSUMER SPENDING OCCASIONED BY GENERAL ECONOMIC CONDITIONS, CONTINUED GROWTH IN DEMAND FOR CONSUMER ELECTRONICS PRODUCTS, THE TIMELY AVAILABILITY AND ACCEPTANCE OF ESS' PRODUCTS, THE UNCERTAINTY OF THE OUTCOME OF ANY LITIGATION PROCEEDINGS, AND THE OTHER RISKS DETAILED FROM TIME TO TIME IN THE SEC REPORTS OF ESS, INCLUDING THE REPORTS ON FORM 10-K, FORM 10-Q AND FORM 8-K (IF ANY) WHICH WE INCORPORATE BY REFERENCE. EXAMPLES OF FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS REGARDING ESS' FUTURE FINANCIAL RESULTS, OPERATING RESULTS, BUSINESS STRATEGIES, PROJECTED COSTS, PRODUCTS, COMPETITIVE POSITIONS, MANAGEMENT'S PLANS AND OBJECTIVES FOR FUTURE OPERATIONS, AND INDUSTRY TRENDS. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON MANAGEMENT'S ESTIMATES, PROJECTIONS AND ASSUMPTIONS AS OF THE DATE HEREOF AND INCLUDE THE ASSUMPTIONS THAT UNDERLIE SUCH STATEMENTS. FORWARD-LOOKING STATEMENTS MAY CONTAIN WORDS SUCH AS "WILL", "EXPECT", "ANTICIPATE", "BELIEVE", "CONTINUE", "PLAN", "SHOULD", THE NEGATIVE OF THESE TERMS OR OTHER COMPARABLE TERMINOLOGY. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO PUBLICLY UPDATE ANY FORWARD-LOOKING STATEMENT, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE.

     All trademarks mentioned in this news release are owned by their respective holders and are used in this news release for identification purposes only.


                                      # # #

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

                              ESS TECHNOLOGY, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (unaudited)
                                 (in thousands)

                                                     December 31,   December 31,
                                                        2004           2003
                                                     ------------   ------------
ASSETS

Current Assets:
   Cash and cash equivalents                          $  75,230      $  98,938
   Short-term investments                                51,458         65,908
   Accounts receivable, net                              21,456         57,674
   Inventories                                           45,669         33,546
   Prepaid expenses and other assets                      3,876          2,959
                                                      ---------      ---------

      Total current assets                              197,689        259,025

Property, plant and equipment, net                       23,009         24,629
Goodwill                                                 43,391         43,789
Other intangible assets, net                              6,414         11,510
Other assets                                             13,241         13,640
                                                      ---------      ---------

      Total Assets                                    $ 283,744      $ 352,593
                                                      =========      =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
   Accounts payable and accrued expenses              $  50,646      $  84,414
   Income taxes payable and deferred income taxes        39,738         29,390
                                                      ---------      ---------

      Total current liabilities                          90,384        113,804

Non-current deferred tax liability                          448         11,708
                                                      ---------      ---------

        Total liabilities                                90,832        125,512
                                                      ---------      ---------

Shareholders' Equity:

   Common stock                                         178,030        175,546
   Accumulated other comprehensive income (loss)           (174)           929
   Retained earnings                                     15,056         50,606
                                                      ---------      ---------

      Total shareholders' equity                        192,912        227,081
                                                      ---------      ---------

      Total Liabilities and Shareholders' Equity      $ 283,744      $ 352,593
                                                      =========      =========

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

                              ESS TECHNOLOGY, INC.
              GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (unaudited)
                     (in thousands, except per share data)

                                                           Three months ended            Twelve months ended
                                                      ---------------------------     ----------------------------
                                                      December 31,   December 31,     December 31,    December 31,
                                                         2004           2003              2004          2003
                                                      ------------   ------------     ------------    ------------
Net revenues                                           $  43,109       $  82,868        $ 257,278       $ 195,273
Cost of revenues                                          47,640          55,051          219,397         132,690
                                                       ---------       ---------        ---------       ---------

   Gross profit (loss)                                    (4,531)         27,817           37,881          62,583
                                                             -11%             34%              15%             32%

Operating expenses:
   Research and development                                8,620           9,508           37,467          33,184
   In-process research and development                         -               -                -           2,690
   Selling, general and administrative                     9,369           9,553           41,056          31,761
                                                       ---------       ---------        ---------       ---------

Operating income (loss)                                  (22,520)          8,756          (40,642)         (5,052)

Nonoperating income, net                                     662           1,474            3,360          45,946
                                                       ---------       ---------        ---------       ---------

Income (loss) before provision for
   (benefit from) income taxes                           (21,858)         10,230          (37,282)         40,894
Provision for (benefit from) income taxes                 (1,000)          1,476           (1,732)         15,603
                                                       ---------       ---------        ---------       ---------

Net income (loss)                                      $ (20,858)      $   8,754        $ (35,550)      $  25,291
                                                       =========       =========        =========       =========

Net income (loss) per share
         Basic                                         $   (0.53)      $    0.22        $   (0.90)      $    0.64
                                                       =========       =========        =========       =========
         Diluted                                       $   (0.53)      $    0.21        $   (0.90)      $    0.61
                                                       =========       =========        =========       =========

Weighted average common shares:
         Basic                                            39,629          39,014           39,476          39,517
                                                       =========       =========        =========       =========
         Diluted                                          39,629          42,169           39,476          41,238
                                                       =========       =========        =========       =========

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

                              ESS TECHNOLOGY, INC.
         NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)(2)
                                  (unaudited)
                     (in thousands, except per share data)

                                                           Three months ended            Twelve months ended
                                                      ---------------------------     ----------------------------
                                                      December 31,   December 31,     December 31,    December 31,
                                                         2004           2003              2004            2003
                                                      ------------   ------------     ------------    ------------
Net revenues                                          $  43,109       $  82,868        $ 257,278       $ 195,273
Cost of revenues                                         46,941          54,352          216,601         131,491
                                                      ---------       ---------        ---------       ---------

   Gross profit (loss)                                   (3,832)         28,516           40,677          63,782
                                                             -9%             34%              16%             33%

Operating expenses:
   Research and development                               8,620           9,287           37,394          32,103
   Selling, general and administrative                    8,882           8,850           39,108          30,415
                                                      ---------       ---------        ---------       ---------

Operating income (loss)                                 (21,334)         10,379          (35,825)          1,264

Non-operating income, net                                   662             854            3,360          47,313
                                                      ---------       ---------        ---------       ---------

Income (loss) before provision for
  (benefit from) income taxes                           (20,672)         11,233          (32,465)         48,577
Provision for (benefit from) income taxes                  (945)          1,733           (1,438)         16,194
                                                      ---------       ---------        ---------       ---------

Net income (loss)                                     $ (19,727)      $   9,500        $ (31,027)      $  32,383
                                                      =========       =========        =========       =========

Net income (loss) per share
        Basic                                         $   (0.50)      $    0.24        $   (0.79)      $    0.82
                                                      =========       =========        =========       =========
        Diluted                                       $   (0.50)      $    0.23        $   (0.79)      $    0.79
                                                      =========       =========        =========       =========

Weighted average common shares:
        Basic                                            39,629          39,014           39,476          39,517
                                                      =========       =========        =========       =========
        Diluted                                          39,629          42,169           39,476          41,238
                                                      =========       =========        =========       =========

(1) Use of Non-GAAP Financial Information:

To supplement our consolidated financial statements presented in accordance with GAAP, we use non-GAAP measures of operating results, net income (loss) and earnings (loss) per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance the user's overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that we believe are not indicative of our on-going core operating results. Our non-operating income includes licensing fees from MediaTek of $45 million. In addition, since we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP numbers provides consistency in our financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting results for future periods. The non-GAAP information is presented using consistent methodology from quarter-to-quarter and year-to-year. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

(2) Non-GAAP adjustments are detailed within the schedule entitled "Reconciliation of GAAP Basis Net Income (Loss) to Non-GAAP Net Income (Loss)"

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

                              ESS TECHNOLOGY, INC.
  RECONCILIATION OF GAAP BASIS NET INCOME (LOSS) TO NON-GAAP NET INCOME (LOSS)
                                   (unaudited)
                                 (in thousands)

                                                     Three months ended            Twelve months ended
                                                ---------------------------     ----------------------------
                                                December 31,   December 31,     December 31,     December 31,
                                                   2004           2003              2004            2003
                                                ------------   ------------     ------------    ------------
Net income (loss)  - GAAP basis                  $(20,858)       $  8,754         $(35,550)       $ 25,291

Non-GAAP Adjustments:
     Amortization of intangible assets (3)          1,186           1,623            4,817           3,626
     Write-down of investments (4)                      -               -                -           1,987
     In-process research and development (5)            -               -                -           2,690
     Investment gain (6)                                -            (620)               -            (620)
     Tax effect to items (3) to (6)                   (55)           (257)            (294)           (591)

                                                 --------        --------         --------        --------
Net income (loss) - Non-GAAP                     $(19,727)       $  9,500         $(31,027)       $ 32,383
                                                 ========        ========         ========        ========

(3) Non-GAAP amounts for all periods presented exclude the effects of amortization of intangible assets, amounting to $1,186 and $1,623 for the three months ended December 31, 2004 and December 31, 2003, respectively, and $4,817 and $3,626 for the twelve months ended December 31, 2004 and December 31, 2003, respectively.

(4) Non-GAAP amounts exclude the effect of the write-down of investments, amounting to $1,987 for the twelve months ended December 31, 2003.

(5) Non-GAAP amounts exclude the effect of in-process research and development in Divio and Pictos acquisition, amounting to $2,690 for the twelve months ended December 31, 2003.

(6) Non-GAAP amounts exclude the investment gain of $620 for the three and twelve months ended December 31, 2003.

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